NUVEEN REAL ASSET INCOME FUND

SUPPLEMENT DATED FEBRUARY 11, 2025

TO THE STATUTORY PROSPECTUS AND SUMMARY PROSPECTUS

DATED MAY 1, 2024

Jean C. Lin, CFA, will retire from Nuveen on April 1, 2025. She will continue to serve as a portfolio manager of Nuveen Real Asset Income Fund until that time. Effective February 11, 2025, James S. Kim has been named a portfolio manager of the Fund. Benjamin T. Kerl, Brenda A. Langenfeld, CFA, Tryg T. Sarsland, and Noah Pierce Hauser, CFA, will continue to serve as portfolio managers for the Fund. There are no changes to the Fund’s investment objectives, principal investment strategies or principal risks.

James S. Kim, Managing Director, is a portfolio manager for Nuveen’s leveraged finance team with a focus on the management of high yield strategies. Previously, he served as co-head of global fixed income research and head of the leveraged finance research team. Prior to joining the firm in 2007, he was an associate at Greywolf Capital Management and an analyst at Watershed Asset Management. He began his career at Goldman Sachs in 2000.

PLEASE KEEP THIS WITH YOUR STATUTORY PROSPECTUS

AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-RAISPRO-0225P